UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2016
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Swift Transportation Company

(Exact name of registrant as specified in its charter)
 _____________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

(602) 269-9700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Previously, on October 24, 2016, the Company posted on its website a letter to its stockholders discussing its results of operations for the quarterly period ended September 30, 2016.  Subsequent to the posting of this letter, but prior to the filing of the Company’s Quarterly Report on Form 10-Q with the Securities and Exchange Commission, the Company revised its accrual related to litigation based on new information received subsequent to the date of its letter to its stockholders.

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 1, 2016, the Company posted on its website a revised letter to its stockholders discussing its results of operations for the quarterly period ended September 30, 2016. A copy of the letter is attached to this Current Report as Exhibit 99 and is incorporated herein by reference.

The information in this Current Report is being furnished, not filed, under Item 2.02 in this Current Report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
Exhibit 99	Revised letter to stockholders for the quarterly period ended September 30, 2016, dated November 1, 2016, issued by Swift Transportation Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Swift Transportation Company
(Registrant)

Date:	November 1, 2016	/s/ Virginia Henkels
Virginia Henkels
Executive Vice President and Chief Financial Officer